Exhibit 10.1

FORM OF VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of May 7, 2015 by and among Microchip Technology Incorporated, a Delaware corporation (“Parent”), Mambo Acquisition Corp., a California corporation and a wholly owned subsidiary of Parent (“Merger Sub”), Mambo Acquisition LLC, a California limited liability company and a wholly owned subsidiary of Parent (“Merger Sub 2”) and the undersigned shareholder (the “Shareholder”) of Micrel, Incorporated, a California corporation (the “Company”). Capitalized terms that are used but not defined herein shall have the respective meanings ascribed thereto in the Merger Agreement (defined below).

W I T N E S S E T H

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Parent, Merger Sub and Merger Sub 2 are entering into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for the merger (the “First Step Merger”) of Merger Sub with and into the Company, and the merger (the “Second Step Merger” and, taken together with the First Step Merger, the “Merger”) of the Company with and into Merger Sub 2.

WHEREAS, pursuant to the Merger, all outstanding capital stock of the Company will be converted into the right to receive the Merger Consideration as set forth in the Merger Agreement.

WHEREAS, as of the date hereof, the Shareholder is the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of the number of shares of Company Common Stock and other securities convertible into, or exercisable or exchangeable for, shares of Company Common Stock, all as set forth on the signature page of this Agreement (collectively, the “Securities”).

WHEREAS, as an inducement and a condition to the willingness of Parent, Merger Sub and Merger Sub 2 to enter into the Merger Agreement, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, the Shareholder has agreed to enter into, be legally bound by and perform this Agreement.

NOW THEREFORE, in consideration of the recitals and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1. Representations and Warranties of the Shareholder.

The Shareholder hereby represents and warrants to Parent, Merger Sub and Merger Sub 2 as follows:

(a) The Shareholder has all requisite power and authority to execute and deliver this Agreement and to perform the Shareholder’s obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by the Shareholder. This Agreement has been duly executed and delivered by the Shareholder and, assuming this Agreement constitutes a valid and binding obligation of Parent, Merger Sub and Merger Sub 2, constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. If the Shareholder is married on the date of this Agreement, the Shareholder’s spouse shall execute and deliver to the Company a spousal consent in the form of Exhibit A hereto (“Spousal Consent”), effective on the date hereof. Notwithstanding the execution and delivery thereof, such consent shall not be deemed to confer or convey to the spouse any rights in the Shareholder’s Securities that do not otherwise exist by operation of law or the agreement of the parties.

(b) The Securities and the certificates (or any book-entry notations used to represent any uncertificated shares of Company Common Stock) representing the Securities are now, and at all times during the term hereof will be, held by the Shareholder, or by a nominee or custodian for the benefit of the Shareholder, and the Shareholder has valid title to the Securities, free and clear of any Liens (including voting trusts and voting commitments), except as would not limit the Shareholder’s ability to vote the Securities in the manner provided herein and except as provided by this Agreement. As of the date of this Agreement, the Shareholder does not own of record or beneficially any securities of the Company, or any options, warrants or rights exercisable for securities of the Company, other than the Securities set forth on the signature page of this Agreement. The Shareholder has full power to vote the Securities as provided herein. Neither the Shareholder nor any of the Securities is subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to the voting or disposition of the Securities, except as would not limit the Shareholder’s ability to vote the Securities in the manner provided herein and except as otherwise contemplated by this Agreement or the Merger Agreement.

(c) (i) No filing with, and no permit, authorization, consent or approval of any state, federal or foreign governmental authority is necessary on the part of the Shareholder for the execution and delivery of this Agreement by the Shareholder and the performance by the Shareholder of the Shareholder’s obligations under this Agreement and (ii) neither the execution and delivery of this Agreement by the Shareholder nor the performance by the Shareholder of the Shareholder’s obligations under this Agreement nor compliance by the Shareholder with any of the provisions hereof shall (x) result in the creation of an encumbrance on any of the Securities or (y) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Shareholder or any of the Securities, except in the case of (x) or (y) for violations, breaches or defaults that would not in the aggregate materially impair the ability of the Shareholder to perform its obligations hereunder.

(d) As of the date hereof, there is no Action pending or, to the knowledge of the Shareholder, threatened against or affecting the Shareholder and/or any of its Affiliates before or by any Governmental Entity that would reasonably be expected to impair the ability of the Shareholder to perform its obligations hereunder or to consummate the transactions contemplated hereby in a timely manner.

(e) The Shareholder understands and acknowledges that Parent, Merger Sub and Merger Sub 2 are entering into the Merger Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement.

SECTION 2. Covenants of the Shareholder. The Shareholder agrees as follows:

(a) The Shareholder shall not, directly or indirectly, (i) sell, transfer (including by operation of law), pledge, assign or otherwise encumber or dispose of, or enter into any agreement, option or other arrangement (including any profit sharing arrangement) or understanding with respect to any of the Securities to any person, (ii) deposit any Securities into a voting trust or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, power-of-attorney, attorney-in-fact, agent or otherwise, with respect to the Securities, except as contemplated by this Agreement, or (iii) take any other action that would in any way make any representation or warranty of the Shareholder herein untrue or incorrect in any material respect.

(b) At any meeting of the Company’s shareholders called to vote upon the Merger and the Merger Agreement or at any adjournment, postponement or recess thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) is sought with respect to the Merger and the Merger Agreement, the Shareholder shall vote (or cause to be voted) all of the Securities: (i) in favor of the Merger, the adoption of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by this Agreement or the Merger Agreement; (ii) against any inquiry, proposal, offer, indication of interest or transaction that constitutes or could reasonably be expected to lead to, an Acquisition Proposal or Acquisition Transaction relating to the Company and (iii) against any action, proposal, transaction or agreement which would reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of Parent’s, the Company’s, Merger Sub’s or Merger Sub 2’s conditions under the Merger Agreement or change in any manner the voting rights of any security of the Company (including by any amendments to the Company’s charter or bylaws).

(c) The Shareholder shall use commercially reasonable efforts to take, or cause to be taken, all reasonable actions, and to do, or cause to be done, all things reasonably necessary to fulfill the Shareholder’s obligations under this Agreement, including, without limitation, attending, if applicable, any meeting of the Company’s shareholders or any adjournment, postponement or recess thereof.

(d) The Shareholder shall not exercise any rights to demand appraisal of any Securities that may arise with respect to the Merger.

SECTION 3. Grant of Irrevocable Proxy.

(a) The Shareholder hereby irrevocably (i) grants to Parent and any designee of Parent, alone or together, the Shareholder’s proxy, and (ii) appoints Parent and any designee of Parent as the Shareholder’s proxy, attorney-in-fact and agent (with full power of substitution and resubstitution), alone or together, in each case, for and in the name, place and stead of the Shareholder, to vote the Securities, or grant a consent or approval in respect of the Securities, in accordance with Section 2(b) above at any meeting of the Company’s shareholders or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought in favor of the approval of the issuance of shares of Company Common Stock in the Merger pursuant to the terms of the Merger Agreement. The Shareholder agrees to execute such documents or certificates evidencing such proxy as Parent may reasonably request. The Shareholder acknowledges receipt and review of a copy of the Merger Agreement.

(b) The Shareholder represents that any proxies heretofore given in respect of the Securities are not irrevocable, and that any such proxies are hereby revoked.

(c) THE SHAREHOLDER HEREBY AFFIRMS THAT THE PROXY SET FORTH IN THIS SECTION 3 IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL SUCH TIME AS THIS AGREEMENT TERMINATES IN ACCORDANCE WITH ITS TERMS. The Shareholder hereby further affirms that the irrevocable proxy is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Shareholder under this Agreement. The Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy shall be valid until the termination of this Agreement in accordance with its terms. The power of attorney granted by the Shareholder is a durable power of attorney and shall survive the bankruptcy, dissolution, death or incapacity of the Shareholder.

SECTION 4. Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Parent may assign all or any of its rights and obligations hereunder to any affiliate of Parent; provided, however, that no such assignment shall relieve the assigning party of its obligations hereunder if such assignee does not perform such obligations. Subject to the preceding sentence, this Agreement shall be binding upon, inure solely to the benefit of, and be enforceable by, the parties hereto and their respective permitted successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to or shall confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, benefits, remedies, obligations or liabilities of any nature whatsoever under or by reason of this Agreement.

SECTION 5. Termination.

(a) This Agreement, and all rights and obligations of the parties hereunder, shall terminate upon the first to occur of (a) the Effective Time, (b) the date on which the Merger Agreement is terminated in accordance with its terms, or (c) the mutual written agreement of the parties to terminate this Agreement. In the event of termination of this Agreement pursuant to this Section 5, this Agreement will become null and void and of no effect with no liability on the part of any party hereto; provided, however, that no such termination will relieve any party hereto from any liability for any willful, knowing and material breach of this Agreement occurring prior to such termination.

SECTION 6. Shareholder Capacity. Notwithstanding anything to the contrary in this Agreement, the parties acknowledge that (a) the Shareholder is entering into this Agreement solely in the Shareholder’s capacity as a record and/or beneficial owner of Company Common Stock and not in such Shareholder’s capacity as a director, officer or employee of Company or in the Shareholder’s capacity as a trustee or fiduciary of any Employee Plans and (b) nothing in this Agreement is intended to limit or restrict the Shareholder from taking any action or inaction or voting in favor in the Shareholder’s sole discretion on any matter in his or her capacity as a director of the Company or in the Shareholder’s capacity as a trustee or fiduciary of any Employee Plans (if applicable), and none of such actions in such capacity shall be deemed to constitute a breach of this Agreement.

SECTION 7. Parent. Nothing herein shall be construed to limit or affect any action or inaction by (a) Parent, Merger Sub or Merger Sub 2 in accordance with the terms of the Merger Agreement or (b) any Affiliate, officer, director or direct or indirect equity holder of Parent, Merger Sub or Merger Sub 2 acting in his or her capacity as a director or officer of Parent, Merger Sub or Merger Sub 2; provided, however, that this Section 7 shall not relieve any such Person from any liability or obligation that he, she or it may have independently of this Agreement or as a consequence of any action or inaction by such Person.

SECTION 8. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent, Merger Sub or Merger Sub 2 any direct or indirect ownership or incidence of ownership of or with respect to any Securities. All rights, ownership and economic benefits of and relating to the Securities shall remain vested in and belong to the Shareholder, and Parent, Merger Sub and Merger Sub 2 shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Shareholder in the voting of any of the Securities, except as otherwise provided herein.

SECTION 9. General Provisions.

(a) Except as otherwise set forth in the Merger Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense, whether or not the transactions contemplated hereby are consummated.

(b) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in a writing that refers to this Agreement and signed, in the case of an amendment, by each of the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law.

(c) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in a writing that refers to this Agreement and signed, in the case of an amendment, by each of the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law.

(d) All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) or e-mail transmission to the parties at the following addresses or fax numbers (or at such other address or fax numbers for a party as shall be specified by like notice):

(i) if to Parent, Merger Sub or Merger Sub 2:

Microchip Technology Incorporated

2355 W. Chandler Blvd.

Chandler, AZ 85224

Attention: Kim van Herk, Vice President and General Counsel

Fax No: (480) 792-4112

E-mail: kim.vanherk@microchip.com

with copies (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati Professional Corporation

900 South Capital of Texas Highway

Las Cimas IV, Fifth Floor

Austin, TX 78746

Attention: J. Robert Suffoletta, Jr.

Fax No.: (512) 338-5499

E-mail: rsuffoletta@wsgr.com

and copies (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati Professional Corporation

One Market Street

Spear Tower, Suite 3300

San Francisco, CA 94105

Attention: Robert T. Ishii

Fax No.: (415) 947-2099

E-mail: rishii@wsgr.com

(ii) if to Shareholder, to the address[es] set forth on the signature page to this Agreement.

(d) When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(e) This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Signatures delivered by facsimile or electronic transmission shall be binding for all purposes hereof.

(f) This Agreement and the Merger Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

(g) This Agreement shall be governed by the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(h) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction and proper venue of the state or federal courts located in the State of California, County of Santa Clara, and each party consents to personal and subject matter jurisdiction and venue in such courts and waives and relinquishes all right to attack the suitability or convenience of such venue or forum by reason of their present or future domiciles, or by any other reason. The parties acknowledge that all directions issued by the forum court, including all injunctions and other decrees, will be binding and enforceable in all jurisdictions and countries. Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby.

(i) If any provision of this Agreement or the application thereof to any party or set of circumstances shall, in any jurisdiction and to any extent, be finally held invalid or unenforceable by any rule of law or public policy, such term or provision shall only be ineffective as to such jurisdiction, and only to the extent of such invalidity or unenforceability, without invalidating or rendering unenforceable any other terms or provisions of this Agreement or under any other circumstances, and the parties shall negotiate in good faith a substitute provision which comes as close as possible to the invalidated or unenforceable term or provision, and which puts each party in a position as nearly comparable as possible to the position it would have been in but for the finding of invalidity or unenforceability, while remaining valid and enforceable.

(j) Each of the parties acknowledges that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and agrees that the parties’ respective remedies at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and, in recognition of that fact, each agrees that, in the event of a breach or threatened breach by any party of the provisions of this Agreement, in addition to any remedies at law or damages, each party, respectively, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available in order to enforce the terms hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first written above.

MICROCHIP TECHNOLOGY INCORPORATED

By:
Name:
Title:

MAMBO ACQUISITION CORP.

By:
Name:
Title:

MAMBO ACQUISITION LLC

By:
Name:
Title:

SHAREHOLDER

Name:

Shareholder’s Address for Notice:

Facsimile:
Attention:

Shares owned of record:		Beneficially owned shares:

Class of Shares	Number	Class of Shares	Number

Exhibit A

SPOUSAL CONSENT

The undersigned represents that the undersigned is the spouse of:

Name of Shareholder

and that the undersigned is familiar with the terms of the Voting Agreement (the “Agreement”), entered into as of May 7, 2015, by and among Microchip Technology Incorporated, a Delaware corporation (“Parent”), Mambo Acquisition Corp., a California corporation and a wholly owned subsidiary of Parent (“Merger Sub”), Mambo Acquisition LLC, a California limited liability company and a wholly owned subsidiary of Parent (“Merger Sub 2”) and the undersigned’s spouse. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned further agrees that the undersigned’s community property interest in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement, and that the Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: , 2015
Name: